                                                                   Exhibit 10(y)


                         SUPPLEMENT TO CREDIT AGREEMENT

     SUPPLEMENT TO CREDIT AGREEMENT dated as of March 24, 2000 among THE GILLETTE COMPANY (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                                  WITNESSETH:

     WHEREAS, the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of December 20, 1996 and amendments and restatements thereof dated as of October 20, 1997, October 19, 1998 and October 18, 1999 (the "Agreement");

     WHEREAS, at the date hereof, there are no Loans outstanding under the Agreement;

     WHEREAS, pursuant to Section 2.19 of the Agreement Borrower has proposed to increase the aggregate amount of the Commitments to $2,335,000,000 and the parties hereto have agreed to such increase on the terms and conditions provided herein; and

     WHEREAS, the parties hereto desire to supplement the Agreement as set forth herein to reflect the foregoing increase in Commitments;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as supplemented hereby. The term "Notes" defined in the Agreement shall include from and after the date hereof the New Notes (as defined below).

     SECTION 2. Increased Commitments. With effect from and including the date this Supplement becomes effective in accordance with Section 8 hereof, the Commitment of each Bank shall be the amount set forth opposite the name of such Bank on the attached Commitment Schedule, which shall replace the existing Commitment Schedule.

     SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

     (a) no Default has occurred and is continuing; and

     (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Supplement is true and correct as though made on and as of such date.

     SECTION 4. Governing Law. This Supplement shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Counterparts; Effectiveness. This Supplement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Supplement shall become effective as of the date hereof when each of the following conditions shall have been satisfied:

          (i) receipt by the Administrative Agent of duly executed counterparts hereof signed by the Borrower and by each Bank whose Commitment is increased hereby (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

          (ii) receipt by the Administrative Agent of an opinion of such counsel for the Borrower as may be acceptable to the Administrative Agent, substantially to the effect of Exhibit E to the Agreement with reference to this Supplement and the Agreement as supplemented hereby; and

          (iii) receipt by the Administrative Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of the Agreement as supplemented hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent;

provided that this Supplement shall not become effective or binding on any party hereto unless all of the foregoing conditions are satisfied not later than the date


                                       2

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hereof. The Administrative Agent shall promptly notify the Borrower and the
Banks of the effectiveness of this Supplement, and such notice shall be conclusive and binding on all parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed by their respective authorized officers as of the day and year first above written.



                                   THE GILLETTE COMPANY

                                   By /s/ Gian Camuzzi
                                      ----------------------------------
                                      Name: GIAN CAMUZZI
                                      Title: VICE PRESIDENT - TREASURER


                                   MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:


                                   BANK ONE, NA (MAIN OFFICE
                                   CHICAGO)

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:


                                   ABN AMRO BANK N.V.

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:

                                   BANK OF AMERICA, N.A.

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:


                                   CITIBANK, N.A.

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:

                                   BANCA COMMERCIALE ITALIANA,
                                   NEW YORK BRANCH

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:

                                   DEUTSCHE BANK AG
                                   NEW YORK BRANCH AND/OR
                                   CAYMAN ISLANDS BRANCH

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:

                                   MELLON BANK, N.A.

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:


                                   WACHOVIA BANK N.A.

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:


                                   FORTIS (USA) FINANCE L.L.C.

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:





                                   MORGAN GUARANTY TRUST
                                   COMPANY OF NEW YORK, as Agent

                                   By
                                      ----------------------------------
                                      Name:
                                      Title:

                              COMMITMENT SCHEDULE

          Bank                                           Commitment
--------------------------------------------------------------------------------

Morgan Guaranty Trust Company of New York              $  262,500,000

Bank One, NA (Main Office Chicago)                     $  250,000,000

Bank of America, N.A.                                  $  200,000,000

Citibank, N.A.                                         $  200,000,00O

ABN AMRO Bank N.V.                                     $  200,000,000

Credit Suisse First Boston                             $  200,000,000

BankBoston, N.A.                                       $  160,000,000

Banca Commerciale Italiana,                            $  125,000,000
   New York Branch

Deutsche Bank AG                                       $  125,000,000
   New York Branch and/or
   Cayman Islands Branch

Wachovia Bank, N.A.                                    $  125,000,000

Mellon Bank, N.A.                                      $  125,000,000

Royal Bank of Canada                                   $  100,000,000

Fortis (USA) Finance L.L.C.                            $   62,500,000

Societe Generale                                       $   50,000,000

Banco Santander Central                                $   50,000,000
   Hispano, S.A.

State Street Bank and Trust Company                    $   50,000,000

Paribas                                                $   50,0OO,000
                                                       --------------
        Total                                          $2,335,000,000
                                                       ==============